UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2007

CASH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	87-0398535 (I.R.S. employer identification number)
Commission file number: 1-31955
7350 Dean Martin Drive, Suite 309
Las Vegas, Nevada 89139
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (702) 987-7169

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As previously disclosed in the Current Report on Form 8-K filed by Cash Systems, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 10, 2006, the Company issued and sold to certain institutional accredited investors an aggregate of $20.0 million in principal amount of senior secured convertible notes (the “Initial Notes”) and five-year warrants (immediately exercisable) to purchase an aggregate of 312,500 shares of the Company’s common stock at $8.00 per share (the “Initial Warrants”). In addition, as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 9, 2007, the Company entered into waiver agreements on August 8, 2007 with its note holders with respect to the Initial Notes (the “Waiver Agreements”). Pursuant to the Waiver Agreements, the note holders waived until August 20, 2007 any event of default arising under the Initial Notes or any other Transaction Document (as defined in the Initial Notes) as a result of the Company’s failure as of June 30, 2007 to meet the quarterly financial threshold in the Initial Notes relating to Consolidated EBITDA. The Waiver Agreements were designed to provide a reasonable period of time for the Company and the note holders to reach an agreement on amending the Initial Notes and the other Transaction Documents.
     On August 20, 2007, the Company entered into an Amendment and Exchange Agreement with each of its note holders (each, an “Amendment and Exchange Agreement” and collectively, the “Amendment and Exchange Agreements”) as contemplated by the Waiver Agreements. Pursuant to the Amendment and Exchange Agreements, the Company and each of the note holders agreed to, among other things, amend and restate the Initial Notes in the form attached hereto as Exhibit 10.6 (the “Amended and Restated Notes”), amend and restate the Initial Warrants in the form attached hereto as Exhibit 10.7 (the “Amended and Restated Warrants”), and amend certain provisions of the other Transaction Documents.
     The Amended and Restated Notes differ from the Initial Notes in certain material respects, including, without limitation, (i) the aggregate principal amount was increased from $20.0 million to $22.0 million, (ii) the interest rate was increased from 6.5% per annum to 7.5% per annum, (iii) each note holder was given an additional right of optional redemption pursuant to which, on October 10, 2008, each note holder may require the Company to redeem a portion of the Conversion Amount (as defined in the Amended and Restated Notes) in an amount not to exceed the Maximum Redemption Amount, which is the portion of an Amended and Restated Note equal to the product of (x) $8 million and (y) the quotient of (a) the principal amount outstanding under such note holder’s Amended and Restated Note and (b) the aggregate principal amount outstanding under all of the Amended and Restated Notes, at a price equal to the Conversion Amount being redeemed, (iv) the Company was given the right of mandatory redemption, pursuant to which, on October, 10, 2008, the Company may, if certain conditions set forth in the Amended and Restated Notes are satisfied or waived, redeem a portion of the Conversion Amount then remaining under the Amended and Restated Notes in an amount not to exceed the Maximum Redemption Amount, as described above, at a price equal to the product of (x) 130% and (y) the Conversion Amount being redeemed.
     The Amended and Restated Warrants differ from the Initial Warrants in certain material respects, including, without limitation, (i) the aggregate number of shares of common stock underlying such warrants was increased from 312,500 shares to 487,500 shares, and (ii) the exercise price was reduced from $8.00 per share to $7.38 per share.
     The foregoing description of the Amendment and Exchange Agreements, the Amended and Restated Notes and the Amended and Restated Warrants is not comprehensive and is qualified in its entirety by reference to the full text of the attached exhibits. Copies of the Amendment and Exchange Agreements, the form of Amended and Restated Note and the form of Amended and Restated Warrant are attached to this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, and are incorporated herein by reference.
Item 2.03. Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference. The Amended and Restated Notes and the Amended and Restated Warrants have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) or any state securities laws. The exchange was made in reliance on the exemption from the registration requirements of the Securities Act by virtue of Section 3(a)(9) thereof. The Company has agreed to file a prospectus supplement to the Registration Statement on Form S-3 ( SEC Registration No. 333-139179) for the sale of the shares of common stock issuable upon the conversion or exercise of such securities.
Item 7.01. Regulation FD Disclosure.
     On August 20, 2007, the Company issued a press release announcing that it had entered into the Amendment and Exchange Agreements with the note holders and exchanged the Initial Notes and Initial Warrants for the Amended and Restated Notes and the Amended and Restated Warrants, respectively. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as expressly stated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Portside Growth and Opportunity Fund
10.2	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Highline Capital Partners, LP
10.3	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Highline Capital Partners QP, LP
10.4	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Highline Capital International, Ltd.
10.5	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Highbridge International LLC
10.6	Form of Amended and Restated Senior Secured Convertible Note
10.7	Form of Amended and Restated Warrant to Purchase Common Stock
99.1	Press Release dated August 20, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cash Systems, Inc. (Registrant)
Dated: August 21, 2007	By:	/s/ Andrew Cashin
		Name:	Andrew Cashin
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Portside Growth and Opportunity Fund
10.2	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Highline Capital Partners, LP
10.3	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Highline Capital Partners QP, LP
10.4	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Highline Capital International, Ltd.
10.5	Amendment and Exchange Agreement dated August 20, 2007 between Cash Systems, Inc. and Highbridge International LLC
10.6	Form of Amended and Restated Senior Secured Convertible Note
10.7	Form of Amended and Restated Warrant to Purchase Common Stock
99.1	Press Release dated August 20, 2007